As filed with the U.S. Securities and Exchange Commission on March 1, 2010

1933 Act Registration  No.333-141200
1940 Act Registration No. 811-03877

UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

        FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)
Pre-Effective Amendment No.___ ( )
Post-Effective Amendment No. 4 (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X)
Amendment No. 6 (X)

 Z-Seven Fund, INC.
 ________________________________________________
 (Exact Name of Registrant as Specified in Charter)

1819 S. Dobson Road
Suite 207
Mesa, Arizona 85202-5656
Attention: Barry Ziskin
________________________________________________
(Address of Principal Executive Offices)
Registrant's Telephone Number: 480-820-7482

Thomas R. Westle, Esq.
 Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
 New York, New York 10174
_________________________________________________
 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b) of Rule 485
_X_ on May 1 2010 pursuant to paragraph (b)(1)(v) of Rule 485
__ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
__ on (date) pursuant to paragraph (a)(1) of Rule 485
___75 days after filing pursuant to paragraph (a)(2) of Rule 485
__ on (date) pursuant to paragraph (a)(2) of Rule 485

[Missing Graphic Reference] Z-SEVEN FUND, INC. PROSPECTUS NO-LOAD SHARES Ticker: ZSEVX Dated May 1, 2010
Before you invest, you may want to review the Funds' prospectus, which contains more information about the Fund and its risks.  You can find the Fund's prospectus and other information about the Fund online at www.theworldfunds.com.  You can also get this information at no cost by calling (800) 527-9525 (toll free) or by sending an e-mail request to mail@ccofva.com.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary

Investment Objective  ---
Fees and Expenses  ---
Example  ---
Portfolio Turnover  ---
Principal Investment Strategies  ---
Principal Risks  ---
The Fund's Past Per4formance  ---
Management  ---
Purchase and Sale of Fund Shares  ---
Tax Information  ---
Payments to Broker/Dealers & Other Financial Intermediaries  ---

Additional Information About Investment Strategies and Related Risks

Investment Objective  ---
Adviser's Investment Strategies and Investment Process ---
Principal Investment Risks  ---
Non-Principal Strategies and Risks  ---
Portfolio Holdings Disclosure ---

Who Manages Your Money

The Investment Adviser  ---
The Portfolio Manager  ---

How You Can Buy and Sell Shares

How To Buy Shares  ---
How To Sell Shares  ---

General Information

Dividends, Distributions and Taxes  ---
Net Asset Value  ---
Fair Value Pricing  ---
Frequent Trading  ---
Distribution and Service Plans  ---
General Information  ---
Privacy Policy  ---

Financial Highlights

For More Information

FUND SUMMARY
This section provides you with an overview of the Fund, including investment objectives, fees and expenses, and historical performance information.

INVESTMENT OBJECTIVE-  The investment objective of the Fund is long-term capital appreciation.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as % of offering price)	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None
Redemption fees (on shares held less than 12 months)	2.00%
Exchange fees	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)
Basic Management Fee	1.25%
Performance Fee Adjustment (1)	(0.06)%
Distribution/Service (12b-1 Fees)	0.25%
Other Expenses (including administrative fees, transfer agency fees, and all other ordinary operating expenses not listed above)	5.17%
Total Annual Fund Operating Expenses	6.61%
Fee Waiver (2)	(1.25)%
Total Annual Operating Expenses After Fee Waiver (2	5.36%

(1)	The Investment Advisory Agreement between the Adviser and the Company includes a performance component which is discussed in more detail in Section 3, The Investment Adviser.

(2)
The Adviser has agreed to waive its fees in order to attempt to limit the Fund’s operating expenses to 3.50% of average daily net assets up to $20 million plus 1.50% of average daily net assets in excess of $20 million.  This limit does not include brokerage commissions, taxes, interest, bonus or penalty payments, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser shall reimburse the Fund for any such expenses up to the aggregate amount of the basic advisory fees earned by and/or paid to it in respect of such fiscal year pursuant to the Investment Advisory Agreement.  This expense limitation agreement is renewed annually and may not be terminated without the approval of the Adviser and the Board of Directors.

EXAMPLE:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$656	$1,936	$3,175	$6,102

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs the following principal investment strategies:

The Fund will invest, under normal market conditions, at least 80% of its total assets in common stocks and securities immediately convertible into common stocks of domestic and foreign issuers. The Fund invests in companies of all market capitalizations.  At times, a significant portion of the portfolio may be invested in a single security, or several securities of a single issuer, however, the Fund will not invest more than 25% of its assets in a single issuer.

The Fund may invest up to 100% of the value of its total assets in securities of foreign issuers. The Fund, generally, will purchase foreign securities which are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange, but may also purchase foreign securities which are traded in the United States in the over-the-counter market. The Fund will hold foreign currency only in connection with the purchase or sale of securities on a foreign exchange.

Investment determinations will be made by the Adviser's analysis of potential equity investments in respect of seven criteria developed by the Adviser  These seven criteria include consistency of growth; magnitude of growth; working capital; corporate liability; accounting procedures; owner diversification; and price/earnings multiple.  A more detailed discussion of these criteria can be found in Section 2, Adviser’s Investment Strategies and Investment Process.
.

PRINCIPAL INVESTMENT RISKS

The Fund is subject to the following principal investment risks:

General Risks. An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. The value of your investment will go up and down, which means you could lose money when you sell your shares.

Non-Diversification  Risk.  The  Fund  is  a  non-diversified  investment company,  which  means  that more of the Fund's  assets  may be  invested in the  securities  of a single  issuer  than  could be  invested  in the securities  of a  single  issuer  by a  diversified  investment  company.  This may make the value of the Fund's shares more susceptible to certain risks than shares of a diversified   investment company.   As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Market  Risk.  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests.  The Fund  invests in equity  securities,  which are more  volatile  and carry more  risk  than  some  other  forms of  investment.  The price of equity securities may rise or fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time.  Market  prices of equity  securities  in broad market  segments may be adversely affected by a  prominent  issuer  having  experienced losses or by the lack of  earnings  or such an issuer's failure to meet the market's expectations with respect to new products or services,  or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Company Risk. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. The value of individual stocks may decrease in response to company financial prospects or changing expectations for the performance of the company. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

 Issuer  Risk.  The  value of a  security  may  decline  for a  number  of reasons  that  directly  relate  to  the  issuer,   such  as  management, performance,  financial  leverage  and  reduced  demand for the  issuer's products or  services.  Therefore, the value of an individual security can be more volatile, and can perform differently, than the market as a whole. In addition,  the price of an individual  issuer's  securities can rise  or  fall  dramatically  in  response  to such  things  as  earnings      reports,  news  about the  development  of a  promising  product,  or the changing of key management personnel.

 Manager Risk. Investment in the Fund involves the risk that the Adviser's assessment of the growth potential of specific securities may prove incorrect. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

 Micro-Cap  Risk.  Certain of the securities in which the Fund invests may be  issued  by  micro-cap  companies.  Micro-cap  companies  may (i) have relatively   small   revenues,   (ii)  have  limited   product  lines  or services,  (iii)  lack  depth of  management,  (iv) lack the  ability  to obtain  funds  necessary  for  growth,   and  (v)  feature   products  or services  for  which a market  does not yet  exist  and/or  may  never be established.   The  increased  risk  involved  with  investing  in  micro cap  companies  may cause the  market  prices of their  securities  to be more  volatile  than  those  of  larger,   more  established   companies.  Further,   these securities tend to trade at a lower volume than do  those  of   larger,   more   established   companies.   If  the  Fund is  heavily  invested  in  these  securities,  the NAV of the  Fund  will be  more   susceptible   to  sudden   and   significant   losses  if  the value  of  these securities decline.

 Small- and Medium-Size Company Risks. The Fund may invest in the common stocks of Small-Cap and Mid-Cap companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performances can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund's assets.

 Growth Stock Risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors may sell a stock and drive down its price, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

 Value  Stock  Risk.  Value  stocks  involve  the risk that they may never reach  what  the   Adviser   believes   is  their  full   market   value, either  because  the market  fails to  recognize  the  stock's  intrinsic worth or the  Adviser  misgauged  that  worth.  They also may decline in price,  even  though  in theory  they are  already  undervalued.  Because different  types of  stocks  tend to shift in and out of favor  depending on  market  and  economic   conditions,   the  Fund's   performance   may sometimes  be  lower  or  higher  than  that  of  other  types  of  funds (such as those emphasizing growth stocks).

 Foreign  Exposure.  Foreign  markets can be more  volatile  than the U.S. market due to increased risks of adverse issuer,  political,  regulatory, market,  or economic  developments  and can perform  differently from the U.S.  market.  Special  risks  associated  with  investments  in  foreign companies  include  exposure to currency  fluctuations,  less  liquidity, less developed or less efficient  trading markets,  lack of comprehensive company  information,  political  instability and differing  auditing and legal standards.

 ADR Risk.  ADRs may be purchased  through  "sponsored"  or  "unsponsored" facilities.  A sponsored  facility is  established  jointly by the issuer of the underlying  security and a depositary.  A depositary may establish an  unsponsored  facility  without  participation  by the  issuer  of the deposited  security.  Holders of unsponsored  ADRs generally bear all the costs of such facilities,  and the depositary of an unsponsored  facility frequently   is   under   no   obligation   to   distribute   shareholder communications  received from the issuer of the deposited  security or to pass through  voting rights to the holders of such receipts in respect of the deposited securities.

THE FUND'S PAST PERFORMANCE

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance).  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.theworldfunds.com and by calling toll-free 800-527-9525.

Year-By-Year Annual Returns
(for calendar years ending on December 31)

[Insert Performance Bar Chart Here]

2000-           -7.22%
2001-           -34.53%
2002-           -3.51%
2003-           20.39%
2004-           12.30%
2005-           6.02%
2006-           10.55%
2007-           -5.99%
2008-           -2.99%
2009-           -31.62%

During the periods shown, the highest return for a quarter was 12.35% (3rd quarter, 2001) and the lowest return was -33.64% (4th quarter, 2008).

Average Annual Total Returns
(for periods ending on December 31, 2009)
	One Year	Five Years	Since Inception (12/29/1983)
Return Before Taxes	-1.62%	-6.08%	2.91%
After-Tax Return on Distributions	-1.62%	-6.19%	2.09%
Return After-Tax Return on Distributions and Sale of Fund Shares	-0.56%	-5.11%	2.08%
S&P 500 Composite Index (reflects no deduction for fee, expenses or taxes)	23.45%	-1.65%	7.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Adviser- Top Fund Management, Inc.

Portfolio Manager-  Barry Ziskin has served as the Portfolio Manager to the Fund since its inception in 1983.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange shares of the Fund either through a financial Adviser or directly from the Fund.  The minimum initial purchase or exchange into the Fund is $2,500.  Subsequent investments must be in amounts of $100 or more.  The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.  The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Additional Information About Investment Strategies and Related Risks

INVESTMENT OBJECTIVE- The investment objective of the Fund is long-term capital appreciation. The Fund's investment objective is a non-fundamental policy and may be changed upon 60 days' written notice to shareholders.

ADVISER'S INVESTMENT STRATEGIES AND INVESTMENT PROCESS

The Fund will invest, under normal market conditions, at least 80% of its total assets in common stocks and securities immediately convertible into common stocks of domestic and foreign issuers. The scarcity of value opportunities meeting the Fund's investment criteria, as outlined below, or the existence of certain risk factors, may, from time to time, cause the Adviser to adopt a temporary defensive position for the Fund, during which the Fund may invest less than 80%, of its assets as outlined in the previous sentence. The Fund invests in companies of all capitalizations, including Large, Mid, Small and Micro-cap stocks. Many of such securities are likely to have a limited trading volume. At times, a significant portion of the portfolio may be invested in a single security, or several securities of a single issuer, however, the Fund will not invest more than 25% of its assets in a single issuer.

The Fund may invest up to 100% of the value of its total assets in securities of foreign issuers. The Fund, generally, will purchase foreign securities which are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange, but may also purchase foreign securities which are traded in the United States in the over-the-counter market. The Fund will hold foreign currency only in connection with the purchase or sale of securities on a foreign exchange.

Investment determinations will be made by the Adviser's analysis of potential equity investments in respect of seven criteria developed over the past two decades by Mr. Barry Ziskin (the "Portfolio Manager"), the Fund's sole portfolio manager and the owner of the Adviser. Quarterly, the Adviser screens more than 11,000 publicly-held companies, in an attempt to find investments that have the potential to offer quality, growth and value. The following seven criteria will be adhered to in selecting securities for inclusion in the Fund's portfolio:

1.           Consistency: At least 10% growth in adjusted pretax income in each of the six most recent years.

2.	Magnitude: Adjusted pretax income, exclusive of acquisitions and divestitures, must have grown at an annual compounded rate of at least 20% for the most recent six-year period.

3.
Working  Capital:  One of these  three  conditions  must be met:  a)  2:1 or  better  current  ratio,  b)  1:1 or  better  quick  asset  ratio, or c)  working  capital  in  excess  of market  valuation  (total  shares outstanding   times  current   market  price).   "Current   ratio"  means current  assets  dividend by current  liabilities.  "Quick  asset  ratio" means   current   assets    exclusive   of    inventories    divided   by current   liabilities.   "Working  capital"  means  current  assets  less current liabilities.

4.
Corporate Liability: Long-term debt must be less than either: a) working capital, b) cash and cash equivalents, or c) latest 12 months cash flow.  "Cash flow" means net income plus depreciation and depletion, i.e., the difference between sales and all expenses (including taxes) other than depreciation and depletion.

5.
Accounting Procedures: Companies must not defer operating expenses or prematurely realize revenues and must have an auditors report on financial statements that is unqualified in all material respects.

6.	Owner Diversification: Aggregate reported investment company ownership (excluding the Fund) must account for less than 10% of total shares outstanding.

7.	Price/Earnings Multiple: Shares must sell for less than 10 times earnings per share for the current fiscal year, as estimated by the Adviser.

The criteria are applied to financial data that is generally available to the public for the companies screened. This information may be supplemented by interviews with corporate management and industry sources. At times, when the Adviser determines there to be a scarcity of investment candidates within the developed world meeting the above criteria, the Adviser may seek temporary, short-term investments, and the value of equities in the Fund's portfolio may be less than 80% of net assets. As a result, this may impact the Fund's performance. Mr. Ziskin may in the future refine or modify any of the seven criteria set forth above for this Fund or for the purpose of introducing a new fund that will be part of the Fund's family of funds. No such fund family exists at this time.

If an issuer whose securities are held in the Fund's portfolio fails to continue to meet any of the criteria, the Fund will make no additional purchases of such issuer's securities until it re-qualifies. In addition, unless the failed criterion is the price/earnings multiple, the Fund will seek to liquidate its holdings of the securities of the disqualified issuer in a manner intended to realize, in the opinion of the Adviser, fair prices for such securities. This may involve the immediate disposition of all or a portion of such securities in some cases. In other cases, or with respect to those securities not immediately sold, the Fund may continue to hold such securities for extended periods of time until the Adviser deems it appropriate to effect the sales thereof. However, in the event that a report, which is qualified in any material respect, is issued on the financial statements of an issuer the securities which are included in the Fund's portfolio, the Fund will attempt to liquidate such holdings immediately.

Because some of the securities selected for inclusion in the portfolio are likely to have a limited trading volume, it may be difficult to liquidate the portfolio in a rapid and orderly fashion in a falling market, resulting in the realization of lower prices than might otherwise be obtained if the stocks were heavily traded. The Fund may hold thinly-traded securities but will hold no more than 15% of its net assets in illiquid securities.

The 80% investment restriction noted above is non-fundamental and may be changed upon 60 days' written notice to shareholders.

 Temporary Defensive Position ― The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information (the "SAI")). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions.  When the Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

PRINCIPAL INVESTMENT RISKS

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. The value of your investment will go up and down, which means you could lose money when you sell your shares. There are risks involved with any investment, but the principal risks associated with an investment in the Fund include:

Non-Diversification  Risk.  The  Fund  is  a  non-diversified  investment company,  which  means  that more of the Fund's  assets  may be  invested in the  securities  of a single  issuer  than  could be  invested  in the securities  of a  single  issuer  by a  diversified  investment  company.  This may make the value of the Fund's shares more susceptible to certain risks than shares of a diversified   investment company.   As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Market  Risk.  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests.  The Fund  invests in equity  securities,  which are more  volatile  and carry more  risk  than  some  other  forms of  investment.  The price of equity securities may rise or fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time.  Market  prices of equity  securities  in broad market  segments may be adversely affected by a  prominent  issuer  having  experienced losses or by the lack of  earnings  or such an issuer's failure to meet the market's expectations with respect to new products or services,  or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Company Risk. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. The value of individual stocks may decrease in response to company financial prospects or changing expectations for the performance of the company. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

Issuer  Risk.  The  value of a  security  may  decline  for a  number  of reasons  that  directly  relate  to  the  issuer,   such  as  management, performance,  financial  leverage  and  reduced  demand for the  issuer's products or  services.  Therefore, the value of an individual security can be more volatile, and can perform differently, than the market as a whole. In addition,  the price of an individual  issuer's  securities can rise  or  fall  dramatically  in  response  to such  things  as  earnings      reports,  news  about the  development  of a  promising  product,  or the changing of key management personnel.

Manager Risk. Investment in the Fund involves the risk that the Adviser's assessment of the growth potential of specific securities may prove incorrect. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Micro-Cap  Risk.  Certain of the securities in which the Fund invests may be  issued  by  micro-cap  companies.  Micro-cap  companies  may (i) have relatively   small   revenues,   (ii)  have  limited   product  lines  or services,  (iii)  lack  depth of  management,  (iv) lack the  ability  to obtain  funds  necessary  for  growth,   and  (v)  feature   products  or services  for  which a market  does not yet  exist  and/or  may  never be established.   The  increased  risk  involved  with  investing  in  micro cap  companies  may cause the  market  prices of their  securities  to be more  volatile  than  those  of  larger,   more  established   companies.  Further,   these securities tend to trade at a lower volume than do  those  of   larger,   more   established   companies.   If  the  Fund is  heavily  invested  in  these  securities,  the NAV of the  Fund  will be  more   susceptible   to  sudden   and   significant   losses  if  the value  of  these securities decline.

Small- and Medium-Size Company Risks. The Fund may invest in the common stocks of Small-Cap and Mid-Cap companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performances can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund's assets.

Growth Stock Risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors may sell a stock and drive down its price, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Value  Stock  Risk.  Value  stocks  involve  the risk that they may never reach  what  the   Adviser   believes   is  their  full   market   value, either  because  the market  fails to  recognize  the  stock's  intrinsic worth or the  Adviser  misgauged  that  worth.  They also may decline in price,  even  though  in theory  they are  already  undervalued.  Because different  types of  stocks  tend to shift in and out of favor  depending on  market  and  economic   conditions,   the  Fund's   performance   may sometimes  be  lower  or  higher  than  that  of  other  types  of  funds (such as those emphasizing growth stocks).

Foreign  Exposure.  Foreign  markets can be more  volatile  than the U.S. market due to increased risks of adverse issuer,  political,  regulatory, market,  or economic  developments  and can perform  differently from the U.S.  market.  Special  risks  associated  with  investments  in  foreign companies  include  exposure to currency  fluctuations,  less  liquidity, less developed or less efficient  trading markets,  lack of comprehensive company  information,  political  instability and differing  auditing and legal standards.

ADR Risk.  ADRs may be purchased  through  "sponsored"  or  "unsponsored" facilities.  A sponsored  facility is  established  jointly by the issuer of the underlying  security and a depositary.  A depositary may establish an  unsponsored  facility  without  participation  by the  issuer  of the deposited  security.  Holders of unsponsored  ADRs generally bear all the costs of such facilities,  and the depositary of an unsponsored  facility frequently   is   under   no   obligation   to   distribute   shareholder communications  received from the issuer of the deposited  security or to pass through  voting rights to the holders of such receipts in respect of the deposited securities.

NON-PRINCIPAL STRATEGIES AND RISKS

Although common stocks and securities convertible into common stocks are the Fund's primary investments, the Fund may invest in the types of securities and employ the types of investment strategies described below. In addition, the Fund may engage in transactions not described below as part of a principal or secondary investment strategy. For a more complete description of these and other investments and techniques, see the Fund's Statement of Additional Information ("SAI"). Additional information about these investments and the special risk factors that apply to them can be found under the title "Principal Risks" and in the SAI.

Foreign Currency Contracts: The Fund currently engages in hedging as a means of risk protection against losses due to adverse currency fluctuations. To this extent, the Fund engages in transactions using forward currency exchange contracts. Because there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks.

Derivatives: The Fund may use derivative instruments, including futures, options, forward contracts and swaps. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. Derivatives involve special risks, which are discussed below under Principal Risks.

Options: The Fund may write (i.e., sell) covered call options on securities that it owns. A call option is a contract that provides the holder or buyer of the option the right (not the obligation) to purchase the underlying securities from the Fund at a fixed price. A call option is covered if the Fund (a) owns the underlying security that is subject to the call; or (b) has an absolute or immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio. Premiums received on the sale of such options (without regard to whether or not the option is exercised) are expected to enhance the income of the Fund beyond what would be realized on the underlying securities alone.

Net gains from the Fund's option strategy generally will be short-term capital gains which, for federal income tax purposes, will constitute investment company taxable income that, to the extent distributed, will be taxable to shareholders at rates applicable to ordinary income, rather than at lower rates that are applicable to long-term capital gains and certain qualifying dividends.

In addition, the Fund may purchase call options that are not "covered" to gain exposure to the underlying securities or securities indexes and may purchase put options on securities or securities indexes to hedge against potential declines in the market.

The Fund will typically sell an equity security when a call option is exercised or the fundamental reason that the security was purchased no longer exists.  Securities may also be sold when the Adviser believes the security has reached its appreciation potential, or when a company's fundamentals are deteriorating.

Additional Risks ― The following provides additional information on the risks of investing in the Fund:

Forward Currency  Contracts.  A Fund's  participation in forward currency contracts  also involves  risks.  If the Adviser  employs a strategy that does not correlate  well with the Fund's  investments  or the  currencies in which  the  investments  are  denominated,  currency  contracts  could result  in a loss.  Generally,  such  contracts  may  increase  a  fund's volatility  and may  involve a  significant  risk.  However,  the Adviser intends  to use  the  contracts  primarily  for  hedging  purposes  in an attempt to reduce risk for the Fund.

Certain  Investment  Techniques and  Derivatives  Risk.  When the Adviser uses investment techniques such as margin,  leverage and short sales, and forms  of  financial  derivatives,   such  as  options  and  futures,  an investment  in the Fund may be more volatile  than  investments  in other mutual  funds.   Although  the  intention  is  to  use  such   investment techniques  and  derivatives to minimize risk to the Fund, as well as for speculative   purposes,   there   is  the   possibility   that   improper implementation  of such  techniques and derivative  strategies or unusual market conditions could result in significant losses to the Fund.

Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Leverage.  The Fund may engage in "leverage"  by borrowing  from banks up to 25%  of the  value  of its  assets,  and  using  the  proceeds  of the borrowings  to make  additional  investments.  Leverage,  which  involves costs to the borrower including  interest or dividend  expenses,  creates an  opportunity  for  increased   returns,   but  also  creates  risk  of significant  losses.  If  the  Fund  uses  leverage  to  make  additional investments  for its  portfolio,  the amount of income  and  appreciation      from these  additional  investments  will improve the Fund's  performance only if it exceeds the Fund's leverage related costs.  These  investments will  reduce the  Fund's  performance  if the amount of their  income and appreciation is less than the Fund's leverage related costs.  Further, if the  investments  lose value,  the  resulting  losses to the Fund will be greater  than if the Fund did not use  leverage  because the Fund will be obligated  to repay  principal  and  interest  on the  borrowed  money in addition to having  investment  losses.  The Fund might have to liquidate securities  to cover  its  leverage  related  costs  or repay  principal. Depending  on market or other  conditions,  these  liquidations  could be disadvantageous  to  the  Fund.  Therefore,   leveraging  may  exaggerate changes  in the Fund's net asset  value or yield,  and the Fund's  market value.  During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Adviser as a  percentage  of the Fund's assets may be higher than if the Fund did not use  leverage,  because the fees are  calculated  as a  percentage  of the Fund's  assets,  including those purchased with leverage.

Additional Options Risk.  Covered call options,  such as those written by the Fund,  may enhance Fund income by the generation of premiums upon the sale of the options,  but may result in the Fund's  losing the benefit of a portion of the  appreciation  in the underlying  equity security to the extent the value  increases to an amount in excess of the option exercise price.  Because the Fund does not have  control  over the exercise of the call options it writes,  it may be required to sell the underlying stocks and to realize capital gains or losses at inopportune  times. Call option premiums received by the Fund will be recognized upon exercise,  lapse or other  disposition  of the  option and  generally  will be treated by the Fund as  short-term  capital gain (or loss) and, as such,  will  increase      the portion of dividends  taxed to  shareholders  of the Fund at ordinary income tax rates.  For a more  detailed  discussion  of the effect of the use of options on the  taxation of your  investment  in the Fund,  please see  the  "Tax  Status,  Dividends  and  Distributions"  section  of this Prospectus.

The investment objective of the Fund may be changed by the Board of Directors at any time, without shareholder approval.  If the Board changes the Fund's investment objective, shareholders will be given at least sixty  (60) days prior written notice before such change takes effect.

From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions.  For example, the Fund may hold all or a portion of its assets in money market instruments or repurchase agreements.  If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.  The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Fund with respect to the disclosure of Fund portfolio holdings is available in the Fund's Statement of Additional Information (“SAI”), dated May 1, 2010.

Who Manages Your Money

THE INVESTMENT ADVISER

TOP Fund Management, Inc., located at 1819 S. Dobson Road, Suite 207, Mesa, Arizona 85202, serves as investment adviser to the Fund. Subject to the authority of the Board of Directors, the Adviser is responsible for the overall management of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, polices and restrictions. The Adviser is a wholly-owned subsidiary of Ziskin Asset Management, Inc. a registered investment adviser founded in 1975, which manages accounts for various individuals and institutions on a discretionary basis.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the average daily net assets of the Fund. For the fiscal year ended December 31, 2009, the Adviser earned fees at the annual rate of 1.25% on the Fund's average daily net assets. In addition to the advisory fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for under-performance.  The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund’s net asset value’s performance will be measured.  The bonus/penalty adjustment is based on the Fund’s performance over a rolling one year period, comprised of the most recent four calendar quarters and is evaluated and paid on a quarterly basis.  The quarterly bonus/penalty payable will not exceed 0.75% of the Fund’s average daily net asset value for any calendar quarter utilized in the determination of such quarterly bonus or penalty.  The performance penalty can exceed the advisory fees.  The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either positively or negatively, the S&P 500 Index percentage change during the same period of time by more than 10% and ranges from 0.3% to a maximum of 3% of that excess,  The specific performance differential layers are detailed in the following table:

                                                                                   Performance Bonus or Percentage
Performance Differential                                                                           Penalty (Annual Rate Applied to
(between the  Fund  and  the  S&P 500)                                                    Average Daily Net Assets)

10 to 14.9 percentage points                                                                           0.30%
15 to 19.9 percentage points                                                                           0.45%
20 to 24.9 percentage points                                                                           0.60%
25 to 29.9 percentage points                                                                           0.75%
30 to 34.9 percentage points                                                                           0.90%
35 to 39.9 percentage points                                                                           1.05%
40 to 44.9 percentage points                                                                           1.20%
45 to 49.9 percentage points                                                                           1.35%
50 to 54.9 percentage points                                                                           1.50%
55 to 59.9 percentage points                                                                           1.65%
60 to 64.9 percentage points                                                                           1.80%
65 to 69.9 percentage points                                                                           1.95%
70 to 74.9 percentage points                                                                           2.10%
75 to 79.9 percentage points                                                                           2.25%
80 to 84.9 percentage points                                                                           2.40%
85 to 89.9 percentage points                                                                           2.55%
90 to 94.9 percentage points                                                                           2.70%
95 to 99.9 percentage points                                                                           2.85%
100 percentage points or more                                                                       3.00%

A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory Agreement is available in the Fund's annual shareholder report, dated December 31, 2009.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of director and shareholders meetings.

The Adviser has entered into an Expense Limitation Agreement with the Fund whereby the Adviser has agreed to waive its fees in order to attempt to limit the Fund’s operating expenses to 3.50% of average daily net assets up to $20 million plus 1.50% of average daily net assets in excess of $20 million.  This limit does not include brokerage commissions, taxes, interest, bonus or penalty payments, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser shall reimburse the Fund for any such expenses up to the aggregate amount of the basic Advisory fees earned by and/or paid to it in respect of such fiscal year pursuant to the Investment Advisory Agreement. The Expense Limitation Agreement cannot be terminated without the approval of the Board of Directors and the Adviser.

THE PORTFOLIO MANAGER

Barry Ziskin is responsible for the day-to-day management of the Fund. Mr. Ziskin is the sole Director of the Adviser. Mr. Ziskin's principal occupation is President of the Adviser (1983 - present) and Ziskin Asset Management, Inc. (1975 - present).

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

How You Can Buy and Sell Shares

HOW TO BUY SHARES

You may purchase Shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the First Dominion Capital Corp. (the "Distributor") to sell shares of the Fund (collectively, "Financial Intermediaries"). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 527-9525. There are no sales charges in connection with purchasing Shares of the Fund. Financial Intermediaries who offer Shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different.

Minimum Investments- The minimum initial investment for Shares of the Fund is $1,000. Subsequent investments must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

Customer Identification Program-  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for other identifying documents and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Purchases by Mail ― For initial purchases,  the account application,  which accompanies  this prospectus,  should be  completed,  signed  and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond,  Virginia 23235 together  with your check  payable to the Fund.  When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire ― You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General ― The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Purchases Through Financial Institutions- You may purchase and redeem shares of the Fund through brokers and other financial institutions that have entered into sales agreements with the Fund's distributor.  These institutions may charge a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.  These institutions are authorized to designate other intermediaries to receive purchase and redemption requests on the Fund's behalf.  The Fund is not responsible for the failure of any institution to promptly forward these requests.

If you purchase shares through a broker-dealer or financial institution, your purchase will be subject to its procedures,  which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different  from, those applicable to shareholders who invest in the Fund directly.  You should acquaint yourself with the institution's procedures and read this Prospectus in conjunction with any materials and information provided by the institution.  If you purchase Fund shares in this manner, you may or may not be the shareholder of record and, subject to your institution's and the Fund's procedures, may have Fund shares transferred into your name.  There is typically a one to five day settlement period for purchases and redemptions through broker-dealers.

Other Purchase Information- The Fund may limit the amount of purchases and refuse to sell to any person.  If your check or wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.  Checks must be made payable to the Fund.  The Fund and its servicing agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification.  Signature   guarantee stamps may be required on identification documentation.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders.  The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the net asset value next calculated thereafter.  It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Commonwealth Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. If you hold an account through a Financial Intermediary, you may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting your Financial Intermediary. Financial Intermediaries may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement.

HOW TO SELL SHARES

You may redeem your Shares of the Fund at any time and in any amount by contacting your Financial Intermediaries or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Fund’s procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell your Shares through a Financial Intermediary, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail ― To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: Z Seven Fund, Inc., Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption By Telephone ― You may redeem your shares by telephone provided that you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent may charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption By Wire ― If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent.  Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

General Information

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  These distributions are automatically reinvested in additional shares of the Fund unless you request cash distributions on your application or through a written request.  The Fund expects that its distributions will consist primarily of capital gains.

Taxes- In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  Because  distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the Fund is about to make a taxable distribution.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

NET ASSET VALUE

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the "Valuation Time"). As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares’ NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund’s Shares, subtracting any liabilities attributable to the Fund’s Shares, and then dividing by the total number of Shares outstanding.    Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's Shares is equal to the net asset value. Shares held by you are sold or exchanged at the Shares’ NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

FAIR VALUE PRICING

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price.  Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund's investments are in U.S. equity securities traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

FREQUENT TRADING

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Portfolio Manager, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

If the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four "round-trips" (a purchase and sale or an exchange in and then out of the Fund) within a rolling twelve month period. Shareholders exceeding four round-trips will be investigated by the Fund and possibly restricted from making additional investments in the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. The Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

DISTRIBUTION AND SERVICE PLANS

The Board has adopted a Distribution Plan for the Fund's Shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund may finance from the assets of the Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the distributor. The fee paid to the distributor is computed on an annualized basis reflecting the average daily net assets of the class, up to a maximum of 0.25% for expenses of the Shares. With respect to Shares, 0.25% represents 12b-1 distribution fees paid to institutions that have agreements with the distributor to provide such services. Because these fees are paid out of the Shares' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

GENERAL INFORMATION

Signature Guarantees ― To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:  (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form ― Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts ― Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum investment at year end. If you bring your account balance up to the required minimum, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Automatic Investment Plan ― Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privilege ― You may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

Excessive trading can adversely impact Fund performance and shareholders.  Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares ― If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports ― Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications ― The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

General ― The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Payments to Financial Intermediaries ― Certain financial intermediaries that maintain "street name" or omnibus accounts with the Fund provide sub-accounting, recordkeeping and/or administrative services to the Fund and are compensated for such services by the Fund. These service fees are paid in addition to the fees paid under the 12b-1 Plan. For more information, please refer to the SAI.

The Board of Directors of the Fund has approved a Code of Ethics (the “Code”) for the Fund and Adviser.   The Fund’s Principal Underwriter has also adopted a Code of Ethics which governs its activities as an Underwriter.  These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund.  The Board is responsible for overseeing the implementation of the Codes.  The Fund has filed copies of each Code with the Securities and Exchange Commission.  Copies of the Codes of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov).  Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

>
Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

>
Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the  information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise  provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Financial Highlights

The ﬁnancial highlights table is intended to help you understand the Fund’s ﬁnancial performance for the past 5 years.  Certain information reﬂects ﬁnancial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for fiscal years ending December 31, 2008 and 2009 has been audited by ________________., whose report, along with the Fund’s ﬁnancial statements, are included in the Fund's Annual Report, dated December 31, 2009, which is available upon request. Information relating to prior fiscal years was audited by another firm.

 Z-SEVEN FUND, INC.
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                            For the year ended December 31,
                                                           -------------------------------------------------------------
                                                              2009/(1)/     2008/(1)(2)/   2007/*(2)/   2006/(2)/   2005/(2)/
                                                           ----------     -------------  -----------  ----------  ----------

 Net asset value, beginning of year                          $  17.55         $ 18.09       $ 19.26     $  17.55    $  16.71
Investment activities
   Net investment income (loss)                                (0.55)          (0.36)        (0.18)        0.15        0.15
   Net realized and unrealized gain (loss) on investments      (5.00)          (0.21)        (1.05)        1.71        0.66
                                                            --------         -------       -------     --------    --------
   Total from investment activities                            (5.55)          (0.57)        (1.23)        1.86        0.81
                                                              --------         -------       -------     --------    --------
Distributions
   Net investment income                                          --              --         (0.03)       (0.15)      (0.18)
   Impact of treasury stock repurchases                           --              --            --           --        0.21
                                                            --------         -------       -------     --------    --------
   Total distributions                                            --              --         (0.03)       (0.15)       0.03
                                                            --------         -------       -------     --------    --------
Paid-in capital from redemption fees                              --/(3)/       0.03          0.09           --          --
                                                            --------         -------       -------     --------    --------
Net asset value, end of year                                $  12.00         $ 17.55       $ 18.09     $  19.26    $  17.55
                                                            ========         =======       =======     ========    ========
Total Return                                                  (31.62%)         (2.99%)       (5.99%)      10.55%       6.02%
Ratios/Supplemental Data
Ratio to average net assets/ (A)/
Expenses before performance bonus/penalty/ (B)/                 5.42%           4.13%         3.40%        3.00%       3.40%
   Expenses /(B)/                                               5.36%           4.44%         3.30%        3.00%       3.40%
   Net investment income (loss)                                (3.51%)         (2.11%)       (1.10%)       0.90%       0.90%
Portfolio turnover rate                                        19.72%          32.82%        14.30%        0.00%       0.00%
Net assets, end of year (000's)                             $  3,842         $ 5,853       $ 8,450     $ 11,863    $ 10,805

/*/ On August 1, 2007 the Fund converted from a closed end investment company to an open-end investment company (see Note 1).

/(1)/ Per share amounts calculated using the average share method.

/(2)/ Per share amounts have been restated for a 1 for 3 reverse split paid to shareholders of record on December 17, 2009 (See Note 6).

/(3)/ Less than $0.005 per share.

/(A)/ Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.25% for the year ended December 31, 2009 and the year ended December 31, 2008.

/(B)/ Expense ratio reflects expenses gross of offset arrangements and waivers for the years ended December 31, 2005 through December 31, 2009. In the fiscal year ending December 31, 2005, the expense ratio includes open-ending costs of
0.44%.

For More Information

Several additional sources of information are available to you.  The Statement of Additional Information ("SAI"), incorporated into (made legally a part of) this prospectus by reference, contains detailed information on Fund policies and operations.  Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

To request free copies of the Fund's current SAI, dated May 1, 2010, the Fund's audited annual report, dated December 31, 2009, and semi-annual report, dated June 30, 2009, or to request other information about the Fund and to make shareholder inquiries, call the Fund at 800 651-8228 or email the Fund at mail@ccofva.com..

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You may also obtain reports and other information about the Fund on the EDGAR  Database on the SEC's Internet site at  http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-03877

Z-SEVEN FUND, INC.
NO LOAD SHARES
TICKER:  ZSEVX

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Z-Seven Fund, Inc.(the "Fund) dated May 1, 2010, a copy of which may be obtained without charge by contacting the Fund's Transfer Agent, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, or by calling (800) 628-4077. The financial statements of the Fund are ____________________to the Annual Report dated December 31, 2009.

TABLE OF CONTENTS

THE FUND
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES & PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
INVESTMENT ADVISER
DISTRIBUTION OF SHARES
PORTFOLIO MANAGER
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
ANTI-MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
APPENDIX A - DESCRIPTION OF BOND RATINGS
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURE

THE FUND

The Fund is a Maryland Corporation since July 2, 1983. In December, 2006, the Fund filed Amended and Restated Articles of Incorporation with the State of Maryland to change its status from that of a closed-end fund to an open-end fund. The affairs of the Fund are managed by the The Board ("Board" or "Directors"), which approves all significant agreements between the Fund and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment adviser, sub-advisor and administrator. All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract contradicts such statutes, the contract would be unenforceable.

The Board has the power to designate one or more series of shares of common stock and to classify or reclassify any un-issued shares with respect to such series (each series is commonly known as a mutual fund). Currently, there is one series being offered by the Fund. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Board out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and non-assessable.

According to the law of Maryland under which the Fund is incorporated and the Fund's bylaws, the Fund is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940, as amended ("1940 Act").  Accordingly, the Fund will not hold annual shareholder meetings unless required to do so under the Act.

The Fund is a non-diversified investment management company.  The Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are described in the Prospectus. The Fund's investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Fund.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies TOP Fund Management, Inc. (the "Adviser") may employ in pursuit of the Fund's investment objective and a summary of related risks.

EQUITY SECURITIES. Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

COMMON STOCK. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

PREFERRED STOCK. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

WARRANTS. The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

FOREIGN SECURITIES. The Fund may invest up to 100% of the value of its total assets in securities of foreign issuers, although it is expected that in the ordinary course investments in foreign securities will not constitute a significant portion of the portfolio. The Fund, generally, will purchase foreign securities, which are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange, but may also purchase foreign securities which are traded in the United States in the over-the-counter market. Interest or dividend payments on such securities may be subject to foreign withholding taxes. The Fund will hold foreign currency only in connection with the purchase or sale of securities on a foreign exchange.

Investments in foreign securities involve risks or other factors which generally are not associated with investments in domestic securities, including the following:

1)	investments in foreign securities or the holding of foreign currency may be affected by changes in currency rates and in exchange control regulations (e.g., currency blockage);

(2)	companies or subsidiaries of companies operating in certain foreign countries may be subject to expropriation or nationalization;

(3)	generally, there is a transaction charge in connection with the exchange of currency;

(4)
foreign companies generally are not subject to he same uniform accounting, auditing and reporting standards applicable to domestic companies and there may be less publicly available information concerning a foreign company;

(5)
the volume of trading on foreign sock markets is frequently less than on United States stock exchanges, and foreign exchanges, brokers and issuers are generally subject to less government supervision and regulation than in the United States;

(6)	foreign securities are often more volatile and less liquid than securities of comparable domestic companies;

(7)	transactions with foreign brokers may involve the payment of higher commissions as a result of imposition of fixed commission rates; and

(8)	it may be more difficult to obtain and enforce a judgment against a foreign issuer.

LOANS OF PORTFOLIO SECURITIES. In order to generate additional cash, the Fund may lend portfolio securities to broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or securities in favor of the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund and amount equivalent to any dividends or interest paid on such securities, and the Fund may invest any cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income for the borrower. Loans will be subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower placing broker. The Fund will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

WRITING OF COVERED CALL OPTIONS. Common stock call options ("Calls"), listed on a domestic securities exchange may be written (i.e., sold) by the Fund if the Calls are covered (i.e., the Fund owns the securities subject to the Call while the Call is outstanding). It is anticipated that the Fund's portfolio will contain few securities for which there is an active market in Calls. The writing of Calls will be limited so that not more than 10% of the value of the total assets of the Fund will be subject to unexercised Calls at any time.

When the Fund writes a Call, it will receive a premium and agree to sell, upon exercise to the purchases of the Call, the securities subject to the Call during the call period (not more than 2 days) at the exercise price (which may be different from the market price for the security) regardless of market price changes during the call period. Thus, the Fund would forego any possible profit from an increase in market price over the exercise price during the call period. If the Call expires unexercised, the Fund will retain the premium and the underlying securities.

The Fund may purchase Calls only in a "closing purchase transactions," means by which a call obligation is terminated by the writer of the Call prior to the expiration of the call period. This is accomplished by buying an option of the same series as the option previously written profit or loss will be realized upon such termination depending upon whether the premium previously received by the Fund is more or less than the price of the Call purchases. All profits realized form closing purchase transaction or form previous on Calls that lapse unexercised are considered hort0term gains for tax purposes, and when distributed by the Fund are taxable as ordinary income. Because increases in the market price of a Call will generally reflect increases in the market price o the underlying security, an loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Call writing will affect the Fund's turnover rate and the brokerage commissions it pays. Commission rates on options transactions are often higher than on general securities transactions. Although the Fund will write only Calls for which there appears to be an active market, there is not assurance that a liquid market on an exchange will exist for any particular Call at any particular time. Absence of a liquid market may adversely affect the Fund's ability to effect closing transactions. If, due to a lack of a liquid market, the Fund could not effect a closing purchase transaction, the Fund would have to hold the callable securities until the Call lapsed or was exercised.

STOCK INDEX FUTURES CONTRACTS. The Fund intends to purchase and sell stock index futures contracts from time to time. The Fund will engage in transactions in stock index futures contracts only as a hedge against the effect that changes in general market conditions may have on the values of securities held in the Fund's portfolio, or which it intends to purchase, and where the transactions are economically appropriate. It is not anticipated that the Fund will enter into such transactions on a regular basis.

A "stock index" assigns relative values to the common stocks included in that index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock market index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. There is no physical delivery of the underlying stocks in the index. In selecting hedging instruments on stock indexes, the Fund intends to use instruments on indexes, which have the closest correlation in their structure to the composition of the Fund's portfolio, provided the market for an instrument has sufficient liquidity.

When the Fund anticipates a general market or market sector decline that may adversely affect the market values of the Fund's portfolio of securities, it may sell stock index futures contracts. To the extent that the changes in value of the Fund's portfolio correspond to changes in a given stock index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities positions, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might be sold:

1)
when a sale of portfolio securities at that time would appear to be disadvantageous for the long-term because such a liquidation would (a) forgo possible price appreciates; (b) crate a situation in which the securities would be difficult to repurchase; or (c) create substantial brokerage commissions;

2)	when a liquidation of the portfolio has commenced or is contemplated, but there is, in the Adviser's opinion, a substantial risk of a major price decline before liquidation can be completed; or

3)	to close out stock index futures contract purchase transactions.

Where the Fund anticipates a significant market or market sector advance,the purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when the Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchase of a stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures contracts might be purchased:

1)
if the Fund is attempting to purchase equity positions in issues which it had or was having difficulty acquiring at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio; or

2)	to close out stock index futures contracts sales transactions.

There are several risks in connection with the use of stock index futures as a hedging device including (1) the imperfect correlation between movements in the price of stock index future and movements in the price of the securities in the Fund's portfolio due to the fact that the securities to be hedged will not usually be the securities that make up the stock index which is the subject of the futures contract, (2) the imperfect correlation between movements in the price of stock index futures and movements in the stock index and (3) the lack of assurance that a liquid market will exist. In the event the futures contract positions could not be closed out because of an illiquid market, the Fund would continue to be required to make daily payments of variation margin, which is a process by which payments are made to and from a futures commission merchant on a daily basis based on marketing the futures contract to the market.

Complete success in hedging the Fund's portfolio by correlating the use of stock index futures with the increase or decrease in the value of its securities portfolio is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedged the possibility of a decline in the market, which would adversely affect the value of the stocks held in its portfolio, but market prices increased instead, the Fund would not realize all of the benefits of the increased value of that portion of its portfolio that is hedged because it would realize offsetting losses in its stock index futures positions until those positions could be closed out. While those positions remain open, the Fund would have to meet daily variable margin requirements and might have to sell securities if it had insufficient cash or cash equivalents to make those payments; and such sales might have to be made at a time when it might be disadvantageous to do so. Sales of securities normally would be, but would not necessarily be, at the increased priced reflected in the rising market prices.

When portfolio securities are hedged with stock index futures contracts and the market value of the Fund's portfolio securities increases, losses sustained on the open futures contracts (unless they can be closed out) may partially or completely be offset by the increase in the value of the portfolio, although there can be no assurance that he market prices of the portfolio securities will in fact correlate with the price movements of the futures contracts.

To compensate for the imperfect correlation of movements of prices of the stock index futures and the security being hedged, the Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index, or may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. Nevertheless, the price of the stock index futures may move less than the price of the securities, which are the subject of the hedge (or the value of futures contracts and securities held by the Fund may decline simultaneously) resulting in the hedge not being fully effective.

The price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. This might result form decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of such price distortion in the futures market markets and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser may not result in a fully successful hedging transaction over a short time frame. Thus, the price of stock index futures might increase, reflecting a general advance in the market price of the indexes' component securities, while some or all of the Fund's securities portfolio might decline. If the Fund had hedged a portion of its portfolio against a possible decline in the market with a long position in futures contracts on that index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities.

Positions in stock futures may be closed out only on an exchange or board of trade, which provides a market for such futures. Although the Fund intends to purchase or sell futures, which appear to have an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements.

OPTIONS ON STOCK INDEX FUTURES. The Fund intends from time to time to purchase and sell call and put options on stock index futures traded on a national exchange or board of trade as an alternate method of hedging market fluctuations; purchases and sales of options will also be made to close out open option positions. See "Tax Status and Dividend Policy" concerning possible limitations on the Fund's use of this technique.

Options on stock index futures give the purchaser the right in return for a premium paid to assume a long (i.e., the right to purchase stock index futures) or short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account representing the amount be which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put), the exercise price of the option on the stock index futures. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date.

The ability to establish and close out positions on options on stock index futures will be subject to the development and maintenance of a liquid market. The purchase (but not the sale) of options on stock index futures involves less potential risk, compared to the use of stock index futures, because the maximum amount of risk is the premium paid for the options (plus transaction costs); However, there may be circumstances when the use of an option on a stock index future would result in a loss to the Fund when the use of a stock index future contract would not, such as when there is no movement in the level of the index.

In addition, there is no assurance that higher then anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

OPTIONS ON STOCK INDEXES. The Fund may also purchase and sell (write) call and put options on stock indexes which are traded on national securities exchanges. Options on some stock indexes may correlate more closely with the composition of the Fund's entity portfolio than indexes which are the subject of futures contracts. If the Fund determines that there is a closer correlation between options on a stock sufficient liquidity in the markets for those options, the Adviser may recommend engaging in hedging transactions through the use of options on stock indexes in situations similar to those where the Fund may utilize index futures contracts and options in future contracts. See "Tax Status and Dividend Policy" concerning possible limitations on the Fund's use of this technique.

An option on a stock index is a contract pursuant to which the purchaser of the opinion, in return for a premium payment, has the right to exercise the option at a specific exercise price ("strike price") at any time during the duration of the option. Upon such exercise, the purchaser with realize an amount equal to the difference between the strike price and the value of the securities comprising the stock index (in the case of a call option the purchaser receives the amount by which the purchaser receives the amount by which the strike price exceeds the value of such securities. Exercise of options on stock indexes are effected with cash payments, and do not involve any delivery of securities.

Since the Fund will utilize options on a stock index when the index more closely correlates with the Fund's equity portfolio, an increase or decrease in the index on which the Fund has written a call or put option to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of the Fund's equity portfolio against which value of the equity portfolio to the extent the index correlates to the composition of that portfolio. The Fund may liquidate the call and put options it has purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price is less than the premium paid.

Because exercises of options on stock indexes are settled in cash and may not be the delivery of securities comprising the index, call writers cannot provide in advance for their potential settlement of obligations by acquiring and holding the underlying securities. Thus, when the Fund writes a stock index call or put option, it will not know in advance the amount of the cash settlement if the option is exercised, since it will not know in advance the difference between the strike price and the level of the index at the date of exercise. As with stock options, the writer will not learn the time lag between the exercise of the option and the receipt by the writer of the notice. The writer will be required to pay cash in an amount based on the closing index value of the exercise date. By the time it learns that it has been assigned an exercise notice, the index may have declines, with a corresponding decline in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

A holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the option with an exercise price of 30 directs his broker to exercise immediately at 10:00 A.M.; when the level of the underlying index is 28. If the underlying stays at that level until the close of trading that day, the holder would be entitled to receive $200 in settlement (assuming a multiplier of 100). If, however, the index level rises to 32 at the close, the holder would be required to pay a $200 loss on the exercise.

Current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any), and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. If disseminated of the current lever log the underlying index is interrupted, or trading is options on that index will ordinarily be halted. If a trading halt occurs, whether for these or for other reasons, holders of index options will be unable to close out their position, and may be faced with substantial losses if the underlying index moves adversely before trading resumes.

If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options. Such restrictions may be continued in effect until the opening of business on the last trading day before the expiration dates. Holders of expiring options would then be free to exercise them (until the applicable cut-off time), even if the trading of such options had not resumed. However, if the trading halt that led to the imposition of exercise restrictions was attributable to interruptions in the trading of stocks in the underlying index group, and those interruptions persisted through the close of trading on the last trading day before expiration, exercises on that day would be settled on the basis of a closing index value that did not reflect current price information with respect to stocks accounting for a substantial portion of the value of the index.

An option may be closed out only on an exchange, which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit.

RESTRICTED SECURITIES. The Fund may invest in securities whose disposition will be subject to legal restrictions because they have not been registered under the Securities Act of 1933. The Fund does not contemplate, however, that restricted securities will constitute a significant part of the portfolio. It may be difficult to sell such securities at a price representing their fair market value until the time thy may be sold publicly. The Fund anticipates that registration rights and the expense of registration of such restricted securities will ordinarily be negotiated at the time of purchase. There is, however, no assurance that such rights can be successfully negotiated.

A considerable period may elapse between a decision to sell restricted securities and the time when the Fund will be permitted to sell. Thus the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. In connection with the acquisition of securities through private placements, the Fund may agree to contractual restrictions on the resale of such securities, which might prevent their sale at a time when such sale would otherwise be desirable and would be permitted by applicable law.

BORROWING AND LEVERAGE. The Fund may borrow funds to purchase securities. A demand loan could be called at a time when it might be disadvantageous for the Fund to sell securities in order to repay the loan.

Borrowing for investment increases both investment opportunity and investment risk. Since substantially all of the Fund's assets fluctuate in value, whereas the obligation resulting form the borrowing is a fixed one, the net assets value per share of the Fund will tend to increase more when the portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. This is the speculative factor known as leverage.

Subject to such limitations as may be specified in applicable margin regulation of the board of Governors of the Federal Reserve System, amounts borrowed to purchase securities may be secured by a pledge or mortgage of the Fund's assets, subject to the limitations set forth under the "Investment Restrictions."

SHORT SALES. The Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund's net assets. This percentage may be varied by action of the Board. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

LIMITATIONS ON THE PURCHASE AND SALE OF STOCK INDEX FUTURES, OPTIONS ON STOCK INDEX FUTURES AND OTPIOSN ON STOCK INDEXES.

The Fund will engage in transactions in index futures solely as a hedge against the impact that changes in the general market conditions can have on the value of the securities held in the Fund's portfolio, or which it intends to purchase, and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund will not be long and short stock index futures contracts simultaneously; nor will it maintain simultaneous open long and short options on stock index futures or long and short options on stock indexes.

The Fund will not maintain open short positions in stock index futures contracts, options written on stock index futures, and options written on stock indexes if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between the portfolio and the index contracts (i.e., the Beta volatility factor). To the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio. If this limitation should be exceeded at any time, the Fund will take prompt action to close out the appropriate number of open contracts to bring its open index futures and options position within its limitation.

When the Fund writes a call option on a stock index future or on a stock index which is in the money at the time the call is written, the Fund will segregate with its custodian and/or in a special custodian account in which broker collateral deposits are maintained cash or U.S. Government securities equal in value to the amount by which the call is in the money times the multiplier times the number of contracts until the option expires or is closed out. An option on a stock index future or on a stock index is in the money when the strike price is below the market price of the underlying futures contract or the level of the stock index for a put. In addition, at the time the Fund purchases stock index futures, an amount of cash and U.S. Government securities equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian and/or in a special custodian account at the custodian in which broker collateral deposits are maintained.

In order to comply with the interpretations of the Commodity Futures Trading Commission that will exclude the Fund from the definition of "commodity pool" under the Commodity Exchange Act, the Fund has undertaken not to purchase or sell index futures contracts or purchase options in index futures contracts, if, immediately thereafter, the sum of the amount of the initial margin deposits on the Fund's open futures contracts and premiums paid for open options thereon would exceed 5% of the market value of the Fund's total assets. Initial margin is the amount (approximately 5% of the contract amount) of cash or of United States Treasury Bills that the Fund will be required to deposit in a special custodian account for the benefit of the futures commission merchant. In additions, as noted above, the Fund's transactions in stock index futures contracts and options hereon, will be made for traditional hedging purposes. As evidence of this hedging intent when it purchases such futures or options thereon to protect the Fund against an increase in the price of secuti4ies which it intends to purchase, the Fund has undertaken that approximately 75% of such securities will be purchased.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER, TIME DEPOSITS AND VARIABLE RATE NOTES. The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

INSURED BANK OBLIGATIONS. The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the  deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to  remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

UNITIED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The value of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

UNITED STATES GOVERNMENT AGENCIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g.,Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of  principal and interest by FNMA but are not backed by the full faith and creditof the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and  ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some  mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also  create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a fund may invest generally are readjusted or reset at  intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost  of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a  mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

NON-DIVERSIFICATION OF INVESTMENTS. The Fund is non-diversified under the 1940 Act. This means that under the 1940 Act, there is no restriction as to how much the Fund may invest in the securities of any one issuer, except that the Fund cannot invest more than 25% of its assets in any one industry (and therefore, no more than 25% in any one issuer). However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code (the "Code"); the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund's total assets. In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund's total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company, the Fund may be subject to greater risks than a diversified company because of the larger impact of fluctuation in the values of securities of fewer issues.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.
The Fund may not issue any senior securities (as defined in the Investment Company Act of 1940, as amended) or mortgage, pledge or hypothecate more than 15% of the value of its total assets, taken at market value. For purposes here of, collateral arrangements with respect to the writing of stock options and options on stock index futures and deposits or similar arrangements with respect to initial margin for a stock index futures contract are not deemed to be a mortgage, pledge or hypothecation of assets and neither such arrangements nor the purchase or sale of options on stock indexes or stock index futures contracts or option there on are deemed to be the issuance of a senior security.

2.
The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 10% of the Fund's total assets at the time when the borrowing is made.

3.
Purchase securities whose disposition is restricted in any manner if such purchase will cause the aggregate current values of all restricted securities to exceed 5% of the value of the Fund's total assets.

4.
Purchase or sell commodities or commodity contracts or options on stock indexes, except that the Fund may enter into stock index futures contracts as described under "Stock Index Futures Contracts," options on stock index futures contracts as described under "Options on Stock Index Futures" and options on stock indexes as described under "Options on Stock Indexes," in each case subject to the limitations set forth under "Limitation on the Purchase and Sale of Stock Index Futures, Options on Stock Index Futures and options on Stock Indexes."

5.	Invest in real estate or in interests in real estate, except that the Fund may purchase readily marketable securities of companies holding real estate or interest therein.

6.
Purchase securities on margin or make short sales of securities, except that the Fund may (a) enter into and hold stock index futures contracts and may make deposits or have similar arrangements in connection therewith; and (b) make short sales so long as at all times during which a short position is open, the Fund owns an equal amount of such securities, or by virtue of ownership of securities has the right, without payment of further consideration, to obtain an equal amount of the securities sold short; i.e., immediately convertible securities. No more than 15% of the Fund's total assets (take at current value) will be held to cover such short sales at any one time.

7.	Lend money, except that the Fund may invest in a portion of an issue of bonds, debentures, commercial paper, or other similar government or corporate obligations whether or not publicly distributed.

8.
Make loans of other assets, other than fully collateralized loans of portfolio securities, provided that, immediately after making any such loan, the aggregate value of all securities loaned does not exceed 25% of the value of the Fund's total assets.

9.
Underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio.

10.	Invest in companies for the purpose of exercising control thereof.

11.	Concentrate its investments in any industry; and in accordance therewith not more than 25% of the value of its total assets will be invested in any one industry.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND.  THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD  WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.
Invest in or hold securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or the Adviser owns more then 1/2 of 1% of the outstanding securities of such issuer and all such officers and directors own in the aggregate more than 5% of the outstanding securities of such issuer.

2.
Write or purchase puts, calls or combinations thereof other than as noted under "Special Investment Techniques - Writing of Covered Call Options," "Special Investment Techniques - Options on Stock Index Futures" and "Special Investment Techniques - Options on Stock Indexes."

3.
Invest in closed-end or open-end investment companies, including small business investment companies, except money-market funds, so long as not more than 5% of the value of the Fund's total assets are so invested at any one time.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders and to prevent any conflict of interest among the Adviser, Principal Underwriter or any affiliated entity. Any conflict of interest that may arise as a result of disclosure of the Fund's portfolio holdings will be resolved by the Fund's Chief Compliance Officer in consultation with the Board. While such a conflict is pending, the Fund will refrain from further disclosure of Fund portfolio holdings information to the entity in question.

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg, approximately 60 days after the end of each quarter/semi-annual period, a complete schedule of the Fund's portfolio holdings as of the last day of the quarter/semi-annual period.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

o
The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund's portfolio,  may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to   provide their management, administrative, and investment services to the Fund. As required for purposes of analyzing  the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release  and discuss certain portfolio holdings with various broker-dealers.

o
Commonwealth Shareholder Services, Inc. Commonwealth Shareholder Services, Inc. is the administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

o
Commonwealth Fund Services, Inc. Commonwealth Fund Services, Inc. is the transfer agent for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

o
Commonwealth Fund Accounting, Inc. Commonwealth Fund Accounting, Inc. is the accounting agent for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

o
First Dominion Capital Corp. First Dominion Capital Corp. is the distributor for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

o
Huntington Bank, NA.  Huntington Bank is the custodian for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

Additions to List of Approved Recipients. The Fund's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund's portfolio securities to persons other than those listed before the Fund files its portfolio holdings with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures. The Fund's Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Fund's policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The Board of Directors supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund's business affairs. The Directors, in turn, elect the officers of the Fund to actively supervise their day-to-day operations.

The Directors are experienced businesspersons who meet throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review performance.  Based on each Director’s experience described below, the Fund concluded that each such Director should serve as a Director.

The following is a list of the Directors and executive officers of the Fund. Each Director who is an "interested person" of the Fund, as defined by the 1940 Act is indicated by an asterisk.

BOARD OF DIRECTORS

Name, Address and Year Born	Position(s) Held and Tenure	Number of Funds Overseen	Principal Occupation(s) During the Past Five (5) Years	Other Directorships
Interested Directors:
Barry Ziskin * 1819 S. Dobson Road, Suite 207 Mesa, AZ 85202 (1952)	Director since 9/16/83, President since 1/1/86 and Treasurer since 1999	1	President, Ziskin Asset Management, Inc. (1975-present) President, TOP Fund Management, Inc. (1983-present) Mesa, AZ	None
Rochelle Ziskin * 4206 W. 74th Street Prairie Village, KS 66208 (1954)	Director since 4/8/85	1	Associate Professor (2000-present) Assistant Professor (1994-2000), University of Missouri, Kansas City, MO	None

Independent Directors:
Lydia L. Moore 15113 E. Marathon Drive Fountain Hills, AZ 85268 (1961)	Director since 5/13/02	1	Broker, MD Insurance, Fountain Hills, AZ (2001-present) Brokerage Director, Brokers Alliance Scottsdale, AZ (1997-2003)	None
Tony Hertl 13 Fernwood Drive Ocean, NJ 07712 (1950)	Director since 2/23/07	1

Consultant to small and emerging businesses since 2000; Vice President of Finance and Administration,  Marymount College, Tarrytown, New York (1996 - 2000).   (1983 - 1996), Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Mr. Hertl is also a Certified Public Accountant

				AdvisorOne Funds; Northern Lights Fund Trust; Satuit Capital Management Trust; Northern Lights Variable Trust; XTF Advisors Trust; XTF Investors Trust
Dr. Jeffrey Shuster 32 East Ridge Court Cheshire, CT 06410 (1952)	Director since 3/16/86	1	President & CEO Jeffrey Shuster, DDS, PC., a Professional Corporation (1981 –present)	None
William F. Poppe 295 Park Ave. S. Apt. 7D New York, NY 10010 (1958)	Director since 2/23/07	1	Equity/Options Trader, Madison Proprietary Trading Group, LLC	None

OTHER OFFICERS OF THE FUND

David D. Jones, Esq. 395 Sawdust Road, Suite 2137 The Woodlands, TX 77380 (1957)	Chief Compliance Officer, Since June, 2007	NA	Managing Member, Drake Compliance, LLC (compliance consulting firm), since December, 2003. Principal Attorney, David Jones & Assoc., P.C. (law firm), since January, 1998.	Penn Street Funds, Inc.
Lauren Jones 8730 Stony Point Parkway, Suite 205 Richmond, VA 23235 (1982)	Secretary since December, 2009	NA	Relationship Manager, Commonwealth Shareholder Services, Inc. since 2006; Account Manager, Insider NYC, an Event Planning firm, from 2004 to 2005.	N/A

* Considered an "interested person" of the Fund.

Barry Ziskin and Rochelle Ziskn are "interested persons of the Fund as defined by the 1940 Act.  The 1940 Act limits the percentage of interested persons that can comprise a fund's Board.  Mr. Ziskin is considered an interested person of the Fund due to his position as an officer and director and sole shareholder of the Adviser, and his position as president and director of the Fund.  Ms. Ziskin is considered as an interested person of the Fund due to her family connection with Mr. Ziskin.

Each director holds office for an indefinite term and until the earlier of: the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each Officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

BOARD COMMITTEES: The Board has established an Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee consists of all of the Board's Independent Directors. During the Fund's fiscal year ended December 31, 2009, the Audit Committee met two times.

The Board has adopted a written charter for the Audit Committee. The Audit Committee has responsibility (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund's independent auditors and the full Board.  The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

DIRECTOR NOMINATIONS: The Board does not have a standing nominating committee. Instead, the Board nominates individuals for election to the Board based on the recommendations of the Independent Directors.

A candidate for the Board must meet the eligibility requirements set forth in the Fund's By-Laws and any Board or committee resolutions. The independent members of the Board consider qualifications and characteristics that they deem appropriate from time to time when they select individuals to be nominated for election to the Board. These qualifications and characteristics may include, without limitation, independence, integrity, business experience, education, accounting and financial expertise, age, diversity, reputation, civic and community relationships, and knowledge and experience in matters impacting financial institutions. In addition, prior to nominating an existing director for re-election to the Board, the independent members of the Board will consider and review an existing director's Board and committee attendance and performance and length of Board service.

OWNERSHIP IN FUND'S AFFILIATES: None of the directors who are independent, nor members of their immediate families, own securities beneficially or of record in the Adviser, the Fund's underwriters or any affiliate of the Adviser or underwriters.

DIRECTORS' OWNERSHIP OF FUND'S SHARES: The following table shows each Director's beneficial ownership of shares of the Fund, which is the only fund within the complex overseen by the directors. Information is provided as of December 31, 2009.

Name of Director	Aggregate Dollar Range of Equity Securities in the Fund
Lydia Moore	$ 1 to $ 10,000
Anthony J. Hertl	None
William F. Poppe	Over $ 100,000
Dr. Jeffrey Shuster	$ 1 to $ 10,000
Barry Ziskin*	Over $ 100,000
Rochele Ziskin*	Over $ 100,000

* Considered "interested persons" of the Fund

DIRECTOR COMPENSATION: Each Director receives $500 per Board meeting. The Members of the Audit Committee are also paid $500 per meeting for each Audit Committee meeting. The Audit Committee Chairperson is paid an additional $750 per Audit Committee meeting. The Audit Committee is expected to typically meet twice a year. During the fiscal year ended December 31, 2009, Mr. Hertl was the Audit Committee Chairman. The following table shows the compensation received from the Fund by each Director for his or her service as a Director during the fiscal year ended December 31, 2009. Mr. Ziskin (also an officer and director of the Adviser and its affiliates) participated in all of the Board meetings, but does not receive any compensation from the Fund as an officer or Director.

Name of Director	Aggregate Compensation From the Fund/fund Complex	Pension or Retirement Benefits Accrued	Estimated Annual Benefits upon Retirement
Lydia Moore	$ 4,000	$ 0	$ 0
Anthony J. Hertl	$4,500	$ 0	$ 0
William F. Poppe	$4,000	$ 0	$ 0
Dr. Jeffrey Shuster	$4,000	$ 0	$ 0
Barry Ziskin*	$ 0	$ 0	$ 0
Rochelle Ziskin*	$ 3,000	$ 0	$ 0

*Considered "interested person" of the Fund.

During the fiscal year ended December 31, 2009, the Board held four Board regular meetings, as well as two Audit Committee meetings. Each of the directors attended at least 75% of the Board meetings.

CODE OF ETHICS: The Fund and the Adviser have adopted a code of ethics, pursuant to Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940, as amended,, and Rule 17j-1 under the 1940 Act that applies to their respective officers, directors and employees. Personnel subject to the code of ethics may invest in securities, including those held by the Fund, subject to insider trading and other restrictions in the code of ethics.

PROXY VOTING POLICIES. The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Fund, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and the Fund's interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client's account. A copy of the Adviser's proxy voting policies is attached hereto as Appendix B.

More information. Information regarding how the Fund voted proxies  relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Fund at (1- 866-841-6214); and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1- 866-841-6214; and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. Any investor owning or controlling more than 50% of the value of the outstanding shares of the Fund may take actions without the approval of any other investor who invests in the Fund. To the Fund's knowledge, the following persons owned of record or beneficially owned 5% or more of the Fund's outstanding shares as of March 31, 2010:

Shareholder Name and Address	Number of Shares Held	Percentage of Fund
Ziskin Asset Management, Inc. 1819 S Dobson Road, Suite 207 Mesa, AZ 85202	37,675.439	11.83%
Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	38,513.716	12.10%
Merrill Lynch Pierce Fenner and Smith One World Financial Center New York, NY 10080	24,905.255	7.82%
TD Ameritrade,, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	181,459.749	47.57%

INVESTMENT ADVISER

TOP Fund Management, Inc., located at 1819 S. Dobson Road, Suite 207, Mesa, Arizona 85202, serves as investment adviser to the Fund. Subject to the authority of the Board, the Adviser is responsible for the overall management of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, polices and restrictions. The Adviser is a wholly-owned subsidiary of Ziskin Asset Management, Inc. a registered investment adviser founded in 1975, which manages accounts for various individuals and institutions on a discretionary basis.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the average daily net assets of the Fund. For the fiscal years ended December 31 of each year shown below, the Adviser earned the following fees:

Year	2009	2008	2007
Fee Earned	$63,528	$ 85,730	$ 118,771
(Fee Waived)	$63,528	$ (85,730)	$-0-
Total Fee Received	$-0-	$ 0	$118,771

Under the Advisory Agreement, the Adviser has overall supervisory responsibilities for the general management and investment of the Fund's securities portfolio, as detailed below, which are subject to review and approval by the Board:

a)           manage the investment and reinvestment of the assets of the Fund;

b)           continuously review, supervise, and administer the investment program of the Fund;

c)	determine, in its discretion, the securities and other financial instrument to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

d)	provide the Fund with records concerning the Adviser's activities under this Agreement which the Fund is required to maintain; and

e)	render regular reports to the Fund's directors and officers concerning the adviser's discharge of the foregoing responsibilities.

The Adviser is authorized to select the brokers, dealers or futures commissions merchants that will execute the purchases and sales of portfolio securities and other financial instruments for the Investment Company, subject to the oversight of the Board. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, execute fund transactions through brokers, dealers or futures commissions merchants who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these persons, in return for such services, a higher commission or spread than may be charged by other brokers, dealers or futures commissions merchants, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Investment Company and its other clients and that the total commission paid by the Investment Company will be reasonable in relation to the benefits to the Investment Company and its other clients over the long-term. The Adviser will promptly communicate to the officers and the directors of the Investment Company such information relating to portfolio transactions as they may reasonably request.

The Fund shall pay all its expenses not assumed by the Adviser as provided herein. Such expenses shall include, but shall not be limited to, administrator, transfer agent, distributor, custodian, depository, registrar, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, proxy statements, notices, prospectuses and any other documents to its shareholders; expenses and fees of listing the Fund's securities on an exchange; interest; taxes; expenses of the issuance or sale of shares of the Fund (including registration and qualification expenses, and the cost of stock certificates); legal and auditing expenses; telephone and telegraph expenses; the expenses of office space, equipment and supplies; fees under this Agreement; compensation and reimbursement of expenses paid to the Fund's independent directors; compensation of officers and employees; association dues; costs of stationery and forms prepared exclusively for the Fund; payments to the Adviser under this Agreement; and costs of data transmissions. In the event that any employee of the Fund performs services for the Adviser, there shall be charged to the Adviser a pro rata share of the costs (allocated on the basis of working hours devoted to the Adviser's affairs) associated with the employment of such employee incurred by the Fund including, without limitation, salary expense, social security and other employee taxes and health insurance and other fringe benefits.

The Fund shall pay to the Adviser on or before the tenth (10th) day following the end of each calendar quarter, as compensation for the services rendered by the Adviser under this Agreement during such calendar quarter, a base advisory fee (hereinafter called the "Base Advisory Fee") in an amount equal to .3125% of the average daily net asset value of the Fund during such calendar quarter, determined on the last day of such calendar quarter; provided, however, that the Base Advisory Fee for the period from the effective date hereof to the last day of the calendar quarter in which such effective date occurs shall be prorated according to the proportion which such period bears to the full calendar quarter, and provided, further, that upon any termination of this Agreement on a day other than the last day of a calendar quarter, the Base Advisory Fee for the period from the beginning of the calendar quarter in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full calendar quarter.

In addition to the Base Advisory Fee, the Fund shall pay to the Adviser a bonus or the Adviser shall pay to the Fund a penalty, in each case on a quarterly basis, depending upon the performance relative to the Standard & Poor's Index of 500 Composite Stocks (hereinafter called the "Index"). The quarterly bonus or penalty, if any, shall be calculated and paid as follows:

(a)           The net asset value of the Fund at the beginning of the fourth full calendar quarter preceding the date of determination (the "Beginning NAV") shall be subtracted from the sum of the net asset value of the Fund at the end of the calendar quarter immediately preceding the date of determination plus the value of any distributions made by the Fund to its shareholders during any of the four calendar quarters that are the subject of the determination. The difference shall be divided by the Beginning NAV and the quotient shall be expressed as a percentage (hereinafter called the "Net Asset Value Percentage Change").

(b)           The level of the Index at the beginning of the fourth full calendar quarter preceding the date of determination (the "Beginning Index") shall be subtracted from the level of the Index at the end of the calendar quarter immediately preceding the date of determination. Adjustments for each distribution, if any, paid on the stocks included in the Index shall be made in the same manner as provided in subparagraph (a) for adjusting net asset value of the Investment Company. The difference shall be divided by the Beginning Index and the quotient shall be expressed as a percentage (hereinafter called the "Index Percentage Change").

(c)           The Index Percentage Change shall then be subtracted from the Net Asset Value Percentage Change, and the difference is hereinafter called the "Performance Differential." It is understood that at any time the Net Asset Value Percentage Change, the Index Percentage Change and the Performance Differential, or any of them, could be a negative figure. To the extent that the Performance Differential, whether positive or negative, exceeds nine and nine-tenths (9.9) percentage points, there shall be payable, subject to the second provision of subparagraph (e) below, a bonus or penalty, depending on whether the performance was positive or negative, equal to the product of (x) the average daily net asset of the Investment Company for the four calendar quarters that are utilized in the determination times (y) 25% of the annual bonus/penalty rate computed in accordance with the following table:

Performance Differential                                                                Performance Bonus or Penalty
(between the Fund and the S&P 500                                                                (Annual Percentage Rate Applied to
Average Daily Net Assets)
-------------------------------------------------------------------------
 10 to 14.9 percentage points                                                                0.30%
-------------------------------------------------------------------------
 15 to 19.9 percentage points                                                                0.45%
-------------------------------------------------------------------------
 20 to 24.9 percentage points                                                                0.60%
-------------------------------------------------------------------------
 25 to 29.9 percentage points                                                                0.75%
-------------------------------------------------------------------------
 30 to 34.9 percentage points                                                                0.90%
-------------------------------------------------------------------------
 35 to 39.9 percentage points                                                                1.05%
-------------------------------------------------------------------------
 40 to 44.9 percentage points                                                                1.20%
-------------------------------------------------------------------------
 45 to 49.9 percentage points                                                                1.35%
-------------------------------------------------------------------------
 50 to 54.9 percentage points                                                                1.50%
-------------------------------------------------------------------------
 55 to 59.9 percentage points                                                                1.65%
-------------------------------------------------------------------------
 60 to 64.9 percentage points                                                                1.80%
-------------------------------------------------------------------------
 65 to 69.9 percentage points                                                                1.95%
-------------------------------------------------------------------------
 70 to 74.9 percentage points                                                                2.10%
-------------------------------------------------------------------------
 75 to 79.9 percentage points                                                                2.25%
-------------------------------------------------------------------------
 80 to 84.9 percentage points                                                                2.40%
-------------------------------------------------------------------------
 85 to 89.9 percentage points                                                                2.55%
-------------------------------------------------------------------------
 90 to 94.9 percentage points                                                                2.70%
-------------------------------------------------------------------------
 95 to 99.9 percentage points                                                                2.85%
-------------------------------------------------------------------------
 100 percentage points or more                                                                3.00%
-------------------------------------------------------------------------

(d) The bonus or penalty payable in respect of any calendar quarter shall not exceed 0.75% of the average daily net asset value of the Fund for the four calendar quarters that are utilized in the determination of the bonus or penalty.

The bonus or penalty earned or payable by the Adviser shall be determined and paid within 10 days following the close of each calendar quarter. Any such payment made within ten days after the close of a calendar quarter shall be considered for all purposes hereunder as having been paid within said calendar quarter but no such payment, whether to or by the Adviser, shall be deemed to increase or decrease Net Asset Value for purposes of computing the Base Advisory Fee or the bonus or penalty payment for such period.

If this agreement terminates on a date other than at the end of a calendar quarter, or if there is any other short fiscal period resulting from a change of the Investment Company's fiscal year or otherwise, the incentive adjustment for such period shall be computed as follows: (1) the effective date or other commencement of the short fiscal period shall be deemed the beginning of a calendar quarter, and the termination date or other end of a short fiscal period shall be deemed the end of a calendar quarter; (2) in determining the annual rate of the bonus or penalty applicable to any Performance Differential for any four calendar quarters including such short fiscal period, each of the percentage figures set forth in the column labeled "Performance Differential" in the table included as part of subparagraph (c) shall be changed to the fraction of such percentage point which 270 plus the number of days in such short fiscal period bears to 360; and (3) the maximum limitation of 0.75% which the number of days in such short fiscal period bears to 90.

Payments described herein shall be accompanied by a report of the Fund prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Adviser under this agreement and the detail or computation thereof. If the Adviser does not dispute such report within 30 days from the receipt thereof, it shall be deemed binding and conclusive on the parties hereto.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Directors or the vote of a majority of the outstanding shares of each Fund. The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Directors or by the Adviser, or by holders of a majority of that Company's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION OF SHARES

First Dominion Capital Corp., located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Fund (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the Financial Industry Regulatory Authority. The offering of the Fund's shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire The Board or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

For the fiscal year ended December 31, 2009, 2008 and 2007 the Distributor received $-0-, $-0- and $0, respectively, from the Fund for underwriting services.

RULE 12B-1 PLAN. The Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund is authorized to pay the Distributor, or others through the Distributor, as compensation for service and maintenance fees for shareholder servicing an maintenance of shareholder accounts by other providers, an account maintenance fee at an annual rate of 0.25% of the average net assets. The amount is accrued daily and payable monthly. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the plan, and shall furnish the Board with such other information as the board may reasonable request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the plan should be continued. For the fiscal year ended December 31, 2009, there were $12,706 of 12b-1 fees incurred.

The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Board, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan, or any agreements entered into pursuant to the plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.

The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution without approval by a majority of the fund's outstanding voting securities. All material amendments to the Plan, or any agreements entered into pursuant to the plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment. So long as the Plan is in effect, the selection and nomination of the Fund's directors who are not interested persons of the Fund, as the term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested person of the Fund.

PORTFOLIO MANAGER

Barry Ziskin is responsible for the day-to-day management of the Fund. As of December 31, 2009, he was responsible for the management of the following types of accounts:

Account Type	No of Accounts	Total Assets Under Management	No. of Accounts where fee is based on account performance	Total Assets in Accounts where fee is based on performance
Registered investment companies	1	$ 3,841,677	1	$ 3,841,677
Other pooled investment vehicles	0	$ 0	0	$ 0
Other accounts	1	$ 650,000	1	$ 650,000

CONFLICTS OF INTEREST. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below.

The portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

COMPENSATION. The portfolio manager does not receive a salary or bonuses. The portfolio manager is compensated by virtue of his ownership of the adviser pursuant to the terms of the advisory agreement.

OWNERSHIP. Mr. Ziskin beneficially owned in excess of $100,000 of equity securities of the Fund as of December 31, 2009.

ALLOCATION OF PORTFOLIO BROKERAGE

The Adviser is responsible for making recommendations to the Fund to buy and sell portfolio securities, to hold assets in cash, to invest in all types of securities and to enter into options on stock indexes, stock index futures contracts and options thereon, and foreign exchange contracts in whatever amounts or proportions the Adviser believes best suited to current and anticipated economic and market conditions consistent with the investment policies and restrictions of the Fund. The Adviser is also responsible for placing orders.

There is no set formula for allocation of brokerage. The Fund's primary objective in selecting broker-dealers to effect securities transactions is to obtain the most favorable net results, taking into account various factors, including size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, the best net price available, and the brokerage and research services they are expected to provide the Fund.

The Fund may allocate orders to broker-dealers who provide brokerage or research services to the Fund (as such services are defined in section 28(e) of the Securities and Exchange Act of 1934), and may pay such broker-dealers a commission that is in excess of the commission another qualified broker-dealer would have received if it is determined that the commission is reasonable in relation to the value of the services provided.

The Fund pays for investment advisory publications or other research with "soft" (i.e., commission) dollars. The research obtained through the Fund's brokerage allocations, whether or not directly useful to the Fund, may be useful to the Adviser in connection with services rendered to the Fund and/or to other accounts managed by the Adviser or by ZAM.

Similarly, research obtained by the Adviser may be directly useful to the Fund. The Board, in considering the reasonableness of the brokerage commissions paid by the Fund, will not attempt to allocate, or require the Adviser to allocate the relative cost or benefits to the Fund.

Futures transactions generally will be effected through those futures commissions merchants ("FCMs") the Fund believes will obtain the most favorable net results. The Fund may allocate futures contract orders to FCMs who provide commodity brokerage research services. The normal operation of the commodities marketplace will require that the FCM have a beneficial interest in any Sub-Custodial account created for the benefit of the Fund.

For the years 2009, 2008 and 2007, the aggregate amounts of commissions paid by the Fund were $10,709, $7,190, and $88,288, respectively.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. The portfolio turnover rate of the Fund in each of the last three years has been as follows: 2009:  19.72%; 2008: 32.82%; and 2007: 14.3%.

ADMINISTRATOR - Pursuant to the Administrative Services Agreement with the Fund (the "Services Agreement"), Commonwealth Shareholder Services, Inc., ("CSS" or the "Administrator") located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Adviser. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. For its services as administrator, CSS receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund against a minimum fee. CSS also receives an hourly fee, plus out-of-pocket expenses for shareholder servicing and state securities law matters.

CUSTODIAN - Effective November 1, 2009, The Huntington National Bank, 7 Easton Oval, EA4E69, Columbus, OH  43219, serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.  Prior to the engagement of Huntington Bank, State Street Bank and Trust Company, 33 Maiden Lane, New York, New York 10038 served as the Fund's custodian.

ACCOUNTING SERVICES - Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports.

CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Fund, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund against a minimum fee plus out-of-pocket expenses.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT - Pursuant to a Transfer Agent Agreement with the Fund, Commonwealth Fund Services, Inc. ("CFS" or the "Transfer Agent") acts as the Fund's transfer and disbursing agent. CFS is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

CFS provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. CFS is responsible for processing orders and payments for share purchases. CFS mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, CFS receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund against a minimum fee plus out-of-pocket expenses.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA Patriot Act"). To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

CALCULATION OF SHARE PRICE. As indicated in the Prospectus, the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day. In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASE OF SHARES. Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading,are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

REDEMPTION OF SHARES. The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. For shares held less than twelve months, the Fund will deduct a 2% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Fund's balance minimum. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;

(b)	when trading on that exchange is restricted for any reason;

(c)
when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed in the Prospectus will be required from executors, administrators, Directors, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Company instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund intends to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses.  Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after June 30, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are generally exempt from income taxation under the Code with respect to an investment in a regulated investment company, if they have not funded such investment with borrowed funds.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS. To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

PASSIVE FOREIGN INVESTMENT COMPANIES. Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the Fund or on proceeds received from the disposition of shares in the Fund, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the Fund's income and net capital gains annually, regardless of whether it receives any distribution from the Fund.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

FOREIGN CURRECNY TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. Foreign taxes generally are not deductible for individuals in computing alternative minimum taxable income.

ORIGINAL ISSUE DISCOUNT AND PAY-IN-KIND SECURITIES. Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., whose address is 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145-1524 serves as the Fund's independent registered public accountants providing services including (1) audit of annual financial statements, (2) tax services, and (3) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.

APPENDIX A
DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group.  A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2. Nature of and provisions of the obligation.

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

A - Debt rated AA also qualifies as high quality debt obligations.  Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

*           SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
*           SP-2 Satisfactory capacity to pay principal and interest.
*           SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.  Rating symbols and their meanings follow:

*           MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

*           MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

*           MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

*           MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES
OF TOP FUND MANAGEMENT, INC.

PROXY VOTING AND DISCLOSURE POLICY

A. Introduction
Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the "1940 Act") to require registered closed-end management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

The IC Amendments require that the Fund disclose the policies and procedures that it uses to determine how to vote proxies for portfolio securities. The IC Amendments also require the Company to file with the SEC and to make available to its shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that the Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

B. Specific Proxy Voting Policies and Procedures

1. General
The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund's shareholders.

2. Delegation to Fund's Adviser
Fund management believes that the Adviser, is in the best position to make individual voting decisions for the Fund consistent with this Proxy Voting and Disclosure Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties: (1) to make the proxy voting decisions for the Fund; and (2) to assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management. The Board, including a majority of the independent directors of the Board, must approve this Proxy Voting and Disclosure Policy, and the Adviser Proxy Voting and Disclosure Policy as it relates to the Fund, in each case within four (4) months of the respective adoptions of each. The Board must also approve any material changes to this Proxy Voting and Disclosure Policy or the Adviser Proxy Voting and Disclosure Policy (to the extent related to the Fund) no later than four (4) months after adoption.

3. Conflicts
In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Adviser, the principal underwriter, if any, or an affiliated person of the Fund, the Adviser or the principal underwriter, if any, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Proxy Voting and Disclosure Policy, a vote shall be considered in the best interest of the Fund's shareholders when a vote is cast consistent with (a) the Adviser Proxy Voting and Disclosure Policy or (b) the decision of the Board's Proxy Voting Committee (as defined below).

C. Fund Disclosure

1. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities-  In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of TOP, the principal underwriter, or an affiliated person of the Fund, TOP, or the principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund's shareholders when a vote is cast consistent with (a) the TOP Voting Policy or (b) the decision of the Board's Proxy Voting Committee (as defined below).

2. Disclosure of the Fund's Complete Proxy Voting Record-  The Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act, on Form N-PX, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year. The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i) The name of the issuer of the portfolio security;
(ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
(iv) The shareholder meeting date;
(v) A brief identification of the matter voted on;
(vi) Whether the matter was proposed by the issuer or by a security holder;
(vii) Whether the Fund cast is vote on the matter;
(viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix) Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.  The Fund shall also include in its Report a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified tollfree (or collect) telephone number, or, if applicable, on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

D. Recordkeeping

The Fund shall keep the following records for a period of at least six years, the first two in an easily accessible place: (i) A copy of this Proxy Voting and Disclosure Policy; (ii) Proxy Statements received regarding Fund's securities; (iii) Records of votes cast on behalf of Fund; and (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser's records. The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

E. Proxy Voting Committee

1. General
The Fund will form a Proxy Voting Committee that shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Adviser, the principal underwriter, if any, or an affiliated person of the Fund, the Adviser, or the principal underwriter, if any, on the other hand.

2. Powers and Methods of Operation
The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Fund counsel at the expense of the Fund if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Fund's records. The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

F. Other
This Policy may be amended, from time to time, as determined by the Board.

PART C - OTHER INFORMATION

ITEM 28. EXHIBITS.

(a)           Articles of Incorporation-

(1)	Amended and Restated Articles of Incorporation were filed with the Fund's initial open-end registration statement on Form N-1A on March 9, 2007, and are incorporated herein by reference.

(b)	By-Laws-

(1)	By-laws were filed with the Fund's initial open-end registration statement on Form N-1A on March 9, 2007, and are incorporated herein by reference.

(c)
Instruments Defining Rights of Security Holders.  See Article IV, "Capital Stock and Stockholders" of the  Registrant's Amended and Restated Articles of Incorporation.  See also, Article I, "Meetings of Shareholders" of the Registrant's By-Laws.

(d)
Investment Advisory Agreements-  Form of Investment Advisory Agreement  between Registrant and TOP Fund Management, Inc. was filed with the Fund's initial open-end registration statement on Form N-1A on March 9, 2007, and is incorporated herein by reference.

(e)	Underwriting Agreements- Underwriting Agreement between the Registrant and First Dominion Capital Corp is filed herein as Exhibit 99e

(f)	Bonus or Profit Sharing Contracts - See performance fee arrangements pursuant to the Investment Advisory Agreement in item (d) above.

(g)	Custody Agreements- Form of Custody Agreement between the Registrant and The Huntington National Bank is filed herein as Exhibit 99g.

(h)           Other Agreements

(1)	Fund Accounting Service Agreement between the Registrant and Commonwealth Fund Accounting, Inc. is filed herein as Exhibit 99h-1

(2)	Administration Service Agreement between the Registrant and Commonwealth Shareholder Services, Inc. is filed herein as Exhibit 99h-2.

(3)	Transfer Agency Service Agreement between the Registrant and Commonwealth Fund Services, Inc. is filed herein as Exhibit 99h-3.

(4)
Expense Limitation Agreement between the Registrant and TOP Fund Management Inc. was filed with the Fund's initial open-end registration statement on Form N-1A on March 9, 2007, and is incorporated herein by reference.

(5)	Limited Powers of Attorneys of Lydia Moore, William F. Poppe, Anthony J. Hertl, Dr Jeffrey Shuster, Ms. Rochelle Ziskin to be filed by amendment.

(i)
Legal Opinion-  Opinion of Blank Rome LLP was filed with the Fund's pre-effective amendment number 1 to its registration statement on Form N-1A on July 25, 2007, and is incorporated herein by reference.

(j)           Other Opinions- to be provided by amendment

(k)           Omitted Financial Statements. - Not Applicable.

(l)           Initial Capital Agreements. - Not Applicable

(m)	Rule 12b-1 Plan- Form of Rule 12b-1 Plan, was filed with the Fund's initial open-end registration statement on Form N-1A on March 9, 2007, and is incorporated herein by reference.

(n)           Rule 18f-3 Plan - Not Applicable.

(o)           Reserved

(p)           Codes of Ethics-

(1)	Code of Ethics of the Registrant and TOP Fund Management, Inc. is filed herein as Exhibit 99p-1.

(2)	Code of Ethics of First Dominion Capital Corp. is filed herein as Exhibit 99p-2.

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

Ziskin Asset Management.

ITEM 30.  INDEMNIFICATION.

Article VI, Section 1 of the Amended and Restated Articles of Incorporation provides subject to the provisions of the  Investment Company Act of 1940, as amended, and the rules, regulations or orders of the Securities and Exchange Commission thereunder promulgated, the Corporation shall, to the maximum extent permitted by the Maryland General  Corporation Law as from time to time amended, indemnify its currently acting and its former directors, officers,  agents, and employees and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, join  venture, Corporation or other enterprise in one or more of such capacities. Article VI, Section 2(a) provides that no provision of this Article shall be effective to protect or purport any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Reference is made to form ADV, filed by TOP Fund Management, Inc. with the Securities and Exchange Commission  pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-28012).

ITEM 32.  PRINCIPAL UNDERWRITER.

(a)	First Dominion Capital Corporation also acts as underwriter to World Funds, Inc., World Funds Trust and The DGHM Investment Trust.

(b)
The information  required by this Item 32(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by First Dominion Capital Corporation with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

(c)           Not Applicable.

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required b  Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

The Huntington National Bank provides custodian services pursuant to a Custodian Contract. Commonwealth Fund Services, Inc. provides transfer agent and dividend disbursing services.  TOP Fund Management, Inc.  pursuant to the Investment Advisory Agreement, maintains all records required pursuant to such agreement with respect to the Z-Seven   Fund.  Commonwealth Shareholder Services,Inc maintains all records required pursuant to the Administrative Service  Agreement.  First Dominion Capital Corp. as principal underwriter maintains all records required to be maintained .

ITEM 34.  MANAGEMENT SERVICES.

Not applicable.

ITEM 35.  UNDERTAKINGS.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described in response to item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its  Registration  Statement  under Rule 485(b) under the  Securities  Act of 1933, as amended,  and has duly caused this  Post-Effective  Amendment No. 4 to its  Registration  Statement  to be  signed on its  behalf  by the  undersigned, thereto  duly  authorized,  in the City of  Richmond,  and the  Commonwealth  of Virginia on the 30th day of April 2010.

Z-Seven Fund, Inc.

/s/ Barry Ziskin *
Barry Ziskin
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 4  to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

SIGNATURE                                                      TITLE                                                      DATE

/s/  Barry Ziskin*                                                  Interested Director                           April 30, 2010

/s/  Rochelle Ziskin*                                          Interested Director                               April 30, 2010
/s/  Anthony Hertl*                                           Independent Director                              April 30, 2010
/s/  Lydia Moore *                                             Independent Director                              April 30, 2010
/s/  Dr. Jeffrey Shuster *                                   Independent Director                           April 30, 2010
/s/  William F. Poppe*                                       Independent Director                             April 30, 2010

*By: /s/ Lauren Jones
Lauren Jones Secretary
*Pursuant to Powers of Attorney